Exhibit 10.3
AMENDMENT NO. 4
TO THE
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
PARTNER AGENT PROGRAM AGREEMENT
This amendment (“Amendment”) is made and entered into as of May 3, 2007 by and among Hendricks Holding Company, Inc. (“Hendricks”) and its subsidiaries and affiliates, including its wholly owned subsidiaries American Patriot Insurance Agency, Inc. (“American Patriot”) and Insential, Inc. (“Insential”), and Specialty Underwriters’ Alliance, Inc. and its property and casualty insurance subsidiaries and affiliates (collective, the “Company”), and amends the PARTNER AGENT PROGRAM AGREEMENT (“Agreement”) entered into by American Patriot and the Company on January 24, 2006, as amended. Any terms defined in the Agreement and used herein shall have the same meaning in this Amendment as in the Agreement. In the event that any provision of this Amendment and any provision of the Agreement are inconsistent or conflicting, the inconsistent or conflicting provision of this Amendment shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent or conflicting with the Agreement. Any capitalized terms not defined herein shall be defined as in the Agreement.
Now, therefore, in accordance with Section IX, D of the Agreement and in consideration of the mutual agreements and covenants hereinafter set forth, the parties wish to amend the Agreement by adding Hendricks and Insential as parties to the Agreement with all rights, authority and obligations as Partner Agents.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the day, month and year above written.

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
SUA INSURANCE COMPANY

BY:	/s/ William S. Loder
NAME:	William S. Loder
TITLE:	Senior Vice President, Chief Underwriting Officer

AMERICAN PATRIOT INSURANCE AGENCY, INC.

BY:	/s/ Lysa Saran
NAME:	Lysa Saran
TITLE:	President

HENDRICKS HOLDING COMPANY, INC.

BY:	/s/ Diane Hendricks
NAME:	Diane Hendricks
TITLE:	President

INSENTIAL, INC.

BY:	/s/ Darwin Lucas
NAME:	Darwin Lucas
TITLE:	President